UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  November 27, 2012

Alliqua, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue Suite 1801 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 218-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2012, each of Richard Rosenblum and David Stefansky resigned as co-executive chairman of Alliqua, Inc. (the “Company”) and the Company’s board of directors (the “Board”) appointed Dr. Jerome Zeldis, a Class II director of the Board, as non-executive chairman of the Board.  In addition, the Board appointed James Sapirstein, chief executive officer and director of the Company, as president of the Company.

Pursuant to its appointment of Dr. Zeldis as non-executive chairman of the Board, the Company granted Dr. Zeldis options (the “Zeldis Options”) to purchase 20,000,000 shares of common stock of the Company (the “Common Stock”), with an exercise price of $0.20 per share, as follows:

●	2,500,000 options will vest and become exercisable immediately on November 27, 2012 (the “Zeldis Effective Date”);

●
7,500,000 options will vest and become exercisable in three equal annual installments, with the first installment becoming exercisable on the first anniversary of the Zeldis Effective Date, the second installment becoming exercisable on the second anniversary of the Zeldis Effective Date and the third installment becoming exercisable on the third anniversary of the Zeldis Effective Date;

●
2,500,000 options will vest and become exercisable immediately upon the closing of a transaction, pursuant to which the Company (i) acquires control of, or (ii) enters into a partnership, joint venture or similar arrangement with one or more entities engaged in the wound care, topical delivery or systemic therapeutics business or any other business line of the Company (“Strategic Transaction”), and such Strategic Transaction is approved by the Board;

●
5,000,000 options will vest and become exercisable immediately upon the listing of the Common Stock on a U.S. national securities exchange (e.g., NYSE MKT LLC, The Nasdaq Stock Market LLC , the New York Stock Exchange) by September 30, 2013; and

●
2,500,000 options will vest and become exercisable immediately upon the closing of a sale, spin-off or other disposition of either the Company’s wound care or bioartificial liver system businesses by December 31, 2013 or at a target date specified by the Board after considering the current business environment.

Item 8.01    Other Events.

On November 29, 2012, the Company issued a press release announcing the appointment of Dr. Zeldis as chairman of the Board.  A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release dated November 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA, INC.

Dated: December 3, 2012	By:	/s/ Steven Berger
Name: Steven Berger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 29, 2012